DOBSON COVERED CALL FUND

Supplement Dated October 24, 2005

To Prospectus Dated June 16, 2005

The Board of Trustees has determined to redeem all outstanding shares of the Dobson Covered Call Fund (the “Fund”). The Board has concluded that due to the size of the Fund and the costs associated with operating the Fund, it is unlikely that the Fund will be able to meet its investment objective, and that the Fund therefore should cease operations.

The Fund will close on November 18, 2005. Therefore, as of the date of this supplement the Fund will no longer accept any subscriptions. However, you may continue to redeem shares of the Fund as described in the Prospectus. Consequently the Fund is in the process of liquidating its portfolio securities, and the proceeds will be held in money market instruments such as money market funds and repurchase agreements until all shares have been redeemed. As a result of the liquidation of the Fund’s portfolio, the Fund will no longer be able to pursue its investment objective and the Fund will no longer be invested in equity securities or call options. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash. Shares of the Fund are otherwise not available for purchase. Any shareholders who have not redeemed their shares of the Fund prior to November 18, 2005 will have their shares automatically redeemed as of that date, and proceeds will be sent to the address of record. Prior to November 18, 2005, you may redeem your account, including reinvested distributions, in accordance with “How to Redeem Shares” in the Prospectus. If you have questions or need assistance with redemptions, please call the transfer agent, Unified Fund Services, Inc. at 1-877-236-2766 or call Chuck Dobson of Dobson Capital Management, Inc. at 714-546-3066.

This Supplement and the Prospectus dated June 16, 2005, provide the relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated June 16, 2005 have been filed with the Securities and Exchange Commission, both of which are incorporated herein by reference and can be obtained without charge by calling the Fund at 1-877-236-2766.